                                                             Exhibit 99(h)(2)(b)

                                     FORM OF
                         SHAREHOLDER SERVICING AGREEMENT

THIS AGREEMENT dated as of February 19, 2005, by and between each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each, a "Trust" and, collectively, the "Trusts"), each having its principal place of business at 522 Fifth Avenue, New York, New York 10036, and JPMorgan Distribution Services, Inc. ("Shareholder Servicing Agent"), a registered broker-dealer incorporated under the laws of the State of Delaware having its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240 ("Agreement"). THIS AGREEMENT SHALL BE EFFECTIVE FEBRUARY 19, 2005.

                                   WITNESSETH:

WHEREAS, each Trust is an open-end, management investment company registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940, as amended ("1940 Act"), except for Undiscovered Managers Investment Trust, which is a closed-end management investment company registered with the Commission under the 1940 Act; and

WHEREAS, each Trust wishes to have the Shareholder Servicing Agent provide certain services for holders or beneficial owners of certain classes of shares ("Shares") of each series of the Trust, all as now or hereafter may be identified on Schedule B hereto as such Schedule may be amended from time to time ("Funds") and Shareholder Servicing Agent wishes to act as the Shareholder Servicing Agent; and

NOW, THEREFORE, THE TRUST AND SHAREHOLDER SERVICING AGENT HEREBY AGREE AS
FOLLOWS:

     1. APPOINTMENT. Shareholder Servicing Agent hereby agrees to perform certain services for holders or beneficial owners of Shares ("Shareholders") with respect to certain classes of shares of each Fund, as set forth on Schedule B hereto as amended from time to time.

     2.   SERVICES TO BE PERFORMED.

          2.1. SHAREHOLDER SERVICES AND RELATED SERVICES. Shareholder Servicing Agent shall provide or cause its agents to provide any combination of the personal shareholder liaison services and Shareholder account information services ("Shareholder Services") described in Section 2.2 of this Agreement or other related services ("Other Related Services") described in Section 2.3 of this Agreement.

          2.2. SHAREHOLDER SERVICES. For purposes of this Agreement, Shareholder Services shall include: (a) answering Shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of the Shares may be effected and certain other matters pertaining to the Trust; (b) providing Shareholders with information through electronic means; (c) assisting Shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting Shareholders with respect to the wiring of the funds to and from Shareholder accounts in connection with Shareholder orders to purchase, redeem or exchange Shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from Shareholders about their accounts; (g) assisting in establishing and maintaining Shareholder accounts with the Trust; and (h) providing such other shareholder services as the Trust or a Shareholder may reasonably request, to the extent permitted by applicable law.

          2.3. OTHER RELATED SERVICES. Other Related Services include: (a) aggregating and processing purchase and redemption orders for Shares; (b) providing Shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for Shares held for the benefit of Shareholders; (e) forwarding communications from the Trust to Shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and Statements of Additional Information; (f) receiving, tabulating and transmitting proxies executed by Shareholders; (g) facilitating the transmission and receipt of funds in connection with Shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of Share transactions by electronic and non-electronic means; (j) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with Shareholders; (k) providing transmission and other functionalities for Shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

          2.4. SUBCONTRACTING BY SHAREHOLDER SERVICING AGENT. Shareholder Servicing Agent shall perform any combination of the Shareholder Services and Other Related Services described in Sections 2.2 and 2.3 of this Agreement for Shareholders and may subcontract for the performance of some or all of these services with financial intermediaries: (a) who are record owners of Fund shares; (b) with whom Shareholders have established an account that invests in Shares; or (c) who otherwise provide Shareholder Services and Other Related Services for Shareholders. Such financial intermediaries may include, without limitation, any person who is an affiliate of Shareholder Servicing Agent. Unless a Trust otherwise expressly agrees in writing, Shareholder Servicing Agent shall be to the same extent responsible to the Trust for the acts or omissions of any subcontractor or sub-agent as it would be liable to the Trust for its own acts or omissions.

          2.5. PROVISION OF SERVICES. Shareholder Servicing Agent shall provide such office space and equipment, telephone facilities, and personnel (which may be any part of the space, equipment, and facilities currently used in the Shareholder Servicing Agent's business, or any personnel employed by the Shareholder Servicing Agent) as may be reasonably necessary or beneficial in order to provide the services specified in Sections 2.2 and 2.3 of this Agreement to Shareholders. Shareholder Servicing Agent and its officers and employees will, upon request, be available during normal business hours to consult with each Trust, the Board of Trustees of each Trust, or their designees concerning the performance of the Shareholder Servicing Agent's responsibilities under this Agreement. In addition, Shareholder Servicing Agent will furnish such information to each Trust, the Board of Trustees of each Trust, or their designees as they may reasonably request concerning the provision of the Shareholder Services and Other Related Services, specified in Sections 2.2 and 2.3 of this Agreement, and will otherwise cooperate with the Trust, the Board of Trustees and their designees (including, without limitation any auditors or counsel designated by the Trust or its board members).

     3. FEES. As full compensation for the Shareholder Services and Other Related Services described in Sections 2.2 and 2.3 of this Agreement and expenses incurred by the Shareholder Servicing Agent in providing such services, the Trust, with respect to each class of Shares set forth on Schedule B, shall pay the Shareholder Servicing Agent a fee at an annual rate with respect to the daily net asset values of each Fund's Shares, as set forth on Schedule B to this Agreement. This fee will be computed daily and will be payable monthly in arrears.

     4. INFORMATION PERTAINING TO THE SHARES; ETC. No person is authorized to make any representations concerning the Trusts or any Shares except those representations contained in the applicable Fund's then-current Prospectuses and Statements of Additional Information and in such printed information as the applicable Trust or the principal underwriter for the Trust may prepare or approve. Shareholder Servicing Agent further agrees to deliver to Shareholders, upon request of the Trust, copies of any amended Prospectuses and Statements of Additional Information or other information prepared for distribution to Shareholders. During the term of this Agreement, each Trust agrees to furnish Shareholder Servicing Agent all Prospectuses, Statements of Additional Information, proxy statements, proxy solicitation materials, reports to shareholders, and other material the Trust or its agents will distribute to shareholders of each Fund.

     5. USE OF SHAREHOLDER SERVICE AGENT'S NAME. The Trusts shall not use the name of Shareholder Servicing Agent in any Prospectus, sales literature or other material relating to the Trust in a manner not approved by Shareholder Servicing Agent prior thereto in writing; PROVIDED, HOWEVER, that the approval of Shareholder Servicing Agent shall not be required for any use of its name in a manner that merely refers in accurate and factual terms to its appointment hereunder or which is required by the Commission or any state securities authority or any other appropriate regulatory, governmental or judicial authority; PROVIDED, FURTHER, that in no event shall such approval be unreasonably withheld or delayed.

     6. USE OF THE TRUST'S NAME. Shareholder Servicing Agent shall not use the name of the Trust or Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; PROVIDED, HOWEVER, that the approval of the Trust shall not be required for the use of the Trust's name in connection with communications permitted by Sections 2 and 4 of this Agreement or for any use of the Trust's name in a manner that merely refers in accurate and factual terms to Shareholder Servicing Agent's role hereunder or which is required by the Commission or any state securities authority or any other appropriate regulatory, governmental or judicial authority; PROVIDED, FURTHER, that in no event shall such approval be unreasonably withheld or delayed.

     7. SECURITY. Shareholder Servicing Agent represents and warrants that the various procedures and systems that (a) it has implemented with regard to safeguarding from loss or damage attributable to fire, theft or any other cause any Trust records and other data and

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Shareholder Servicing Agent's records, data, equipment, facilities and other property used in the performance of its obligations hereunder are adequate and
(b) it will make such changes in such procedures and systems that, from time to time, in its judgment are required for the secure performance of its obligations hereunder. The parties shall review such systems and procedures on a periodic basis, and the Trust shall, from time to time, specify the types of records and other data of the Trust to be safeguarded in accordance with this Section 7.

     8. COMPLIANCE WITH LAWS; ETC. Shareholder Servicing Agent shall comply with all applicable federal and state securities laws and regulations. Shareholder Servicing Agent represents and warrants to the Trust that the performance of all its obligations hereunder will comply with all applicable securities laws and regulations, the provisions of its charter documents and by laws and all material contractual obligations binding upon Shareholder Servicing Agent.

     9. LIABILITY AND FORCE MAJEURE. Shareholder Servicing Agent shall not be liable or responsible for any loss, interruption, delay or error including any loss, interruption, delay or error by reason of circumstances beyond its control (which includes but is not limited to, acts of civil or military authority, national emergencies, labor difficulties, fire, equipment failure, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, terrorism, riots or failure of communication or power supply), PROVIDED, that any loss, interruption, delay or error is not caused by the willful misfeasance, bad faith or gross negligence of Shareholder Servicing Agent, its officers, employees or agents in the performance of the Shareholder Servicing Agent's duties and obligations under this Agreement or from the reckless disregard by the Shareholder Servicing Agent, its officers, employees or agents of the Shareholder Servicing Agent's duties or obligations under this Agreement.

     10.  INDEMNIFICATION.

          10.1. INDEMNIFICATION OF SHAREHOLDER SERVICING AGENT. Each Trust will indemnify and hold Shareholder Servicing Agent harmless, from all losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements of counsel) from any claim, demand, action or suit (collectively, "Claims") (a) arising in connection with material misstatements or omissions in the applicable Fund's Prospectuses, Statements of Additional Information, proxy statements, proxy solicitation materials, reports to shareholders or other materials prepared by the Trust or its agents for distribution to the shareholders of each Fund, actions or inactions by the Trust or any of its agents or contractors or the performance of Shareholder Servicing Agent's obligations hereunder and (b) not resulting from the willful misfeasance, bad faith, or gross negligence of Shareholder Servicing Agent, its officers, employees or agents, in the performance of Shareholder Servicing Agent's duties or obligations under this Agreement or from the reckless disregard by Shareholder Servicing Agent, its officers, employees or agents of Shareholder Servicing Agent's duties and obligations under this Agreement. Notwithstanding anything herein to the contrary, each Trust will indemnify and hold Shareholder Servicing Agent harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any Claim as a result of Shareholder Servicing Agent's acting in accordance with any written instructions reasonably believed by Shareholder Servicing Agent to have been executed by any person duly authorized by the Trust, or as a result of acting in reliance upon any instrument or stock certificate reasonably believed by Shareholder Servicing Agent to have been genuine and signed, countersigned or executed by a person duly authorized by the Trust.

     In any case in which the Trust may be asked to indemnify or hold Shareholder Servicing Agent harmless, the Trust shall be advised of all pertinent facts concerning the situation in question and Shareholder Servicing Agent shall use reasonable care to identify and notify the Trust promptly concerning any situation that presents or appears likely to present a claim for indemnification by the Trust. The Trust shall have the option to defend Shareholder Servicing Agent against any Claim which may be the subject of indemnification under this Section 10.1. In the event that the Trust elects to defend against such Claim, the defense shall be conducted by counsel chosen by the Trust and reasonably satisfactory to Shareholder Servicing Agent. Shareholder Servicing Agent may retain additional counsel at its expense. Except with the prior written consent of the Trust, Shareholder Servicing Agent shall not confess any Claim or make any compromise in any case in which the Trust will be asked to indemnify Shareholder Servicing Agent.

          10.2. INDEMNIFICATION OF THE TRUST. Without limiting the rights of the Trusts under applicable law, Shareholder Servicing Agent will indemnify and hold each Trust harmless from all losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements of counsel) from any Claim
(a) resulting from the willful misfeasance, bad faith or gross negligence of Shareholder Servicing Agent, its officers, employees, or agents, in the performance of Shareholder Servicing Agent's duties and obligations under this Agreement or from the reckless disregard by Shareholder Servicing Agent, its officers, employees, or agents of Shareholder Servicing Agent's duties and obligations under this Agreement, and (b) not resulting from Shareholder Servicing Agent's actions in accordance with written instructions reasonably believed by Shareholder Servicing Agent to have been executed by any person duly authorized by the Trust, or in reliance upon any instrument or stock certificate reasonably believed by Shareholder Servicing Agent to have been genuine and signed, countersigned or executed by a person authorized by the Trust.

     In any case in which Shareholder Servicing Agent may be asked to indemnify or hold the Trust harmless, Shareholder Servicing Agent shall be advised of all pertinent facts concerning the situation in question and the Trust shall use reasonable care to identify and notify Shareholder Servicing Agent promptly concerning any situation that presents or appears likely to present a claim for indemnification by Shareholder Servicing Agent. Shareholder Servicing Agent shall have the option to defend the Trust against any Claim which may be the subject of indemnification under this Section 10.2. In the event that Shareholder Servicing Agent elects to defend against such Claim, the defense shall be conducted by counsel chosen by Shareholder Servicing Agent and reasonably satisfactory to the Trust. The Trust may retain additional counsel at its expense. Except with the prior written consent of Shareholder Servicing Agent, the Trust shall not confess any Claim or make any compromise in any case in which Shareholder Servicing Agent will be asked to indemnify the Trust.

          10.3. SURVIVAL OF INDEMNITIES. The indemnities granted by the parties in this Section 10 shall survive the termination of this Agreement.

     11. INSURANCE. Each of the parties shall maintain reasonable insurance coverage against any and all liabilities that may arise in connection with the performance of this Agreement.

     12. FURTHER ASSURANCES. Each party agrees to perform such further acts and execute further documents as are necessary to effectuate the purposes hereof.

     13. TERMINATION. This Agreement shall become effective February 19, 2005 and, unless sooner terminated as provided herein, shall continue until October 31, 2006. Thereafter, if not terminated, this Agreement shall continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Trust's Board of Trustees or by the Shareholder Servicing Agent. The termination of this Agreement with respect to one Fund or Trust shall not result in the termination of this Agreement with respect to any other Fund or Trust. This Agreement will also terminate automatically in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

     14. PRIVACY. Shareholder Servicing Agent acknowledges and agrees on behalf of itself and its directors, officers and employees that it may receive from financial intermediaries or the Funds other information, or access to information, about shareholders of the Funds who are "customers" or "consumers" generally as such terms are defined under Regulation S-P (17 CFR 248.1 - 248.30) (collectively, "Shareholder Information") including, but not limited to, non-public personal information such as a customer's name, address, telephone number, account relationships, account numbers, account balances and account histories. All information, including Shareholder Information, obtained pursuant to this Agreement shall be considered confidential information. Shareholder Servicing Agent shall not disclose such confidential information to any other person or entity or use such confidential information other than to carry out the purposes of this Agreement, including its use under sections 248.14 and
248.15 of Regulation S-P in the ordinary course of carrying out the purposes of this Agreement. Shareholder Servicing Agent agrees to:

     (a) Limit access to Shareholder Information which is obtained pursuant to this Agreement to employees who have a need to know such Shareholder Information to effect the purposes of this Agreement;

     (b) Safeguard and maintain the confidentiality and security of Shareholder Information which is obtained pursuant to this Agreement; and

     (c) Use Shareholder Information obtained pursuant to this Agreement only to carry out the purposes for which the Shareholder Information was disclosed and for no other purpose.

     Shareholder Servicing Agent shall not, directly or through an affiliate, disclose an account number or similar form of access number or access code for an account for use in telemarketing, direct mail marketing, or marketing through electronic mail, except as permitted in Section 248.12 of Regulation S-P or applicable law.

     15. NON-EXCLUSIVITY. Nothing in this Agreement shall limit or restrict the right of Shareholder Servicing Agent to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     16. CHANGES; AMENDMENTS. This Agreement may be amended only by mutual written consent.

     17. NOTICES. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to Shareholder Servicing Agent at 1111 Polaris Parkway, Suite 2-J, Columbus, Ohio 43240, or (2) to the Trust at 522 Fifth Avenue, New York, New York 10036, or at such other address as either party may designate by notice to the other party.

     18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

     19. EXECUTION OF COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same Agreement.

     20. THE TRUSTS. The obligations of the Trust (or particular series or class thereof) entered into in the name or on behalf thereof by any Trustee, representative or agent of the Trust (or particular series or class thereof) are made not individually, but in such capacities, and are not binding upon any Trustee, shareholder, representative or agent of the Trust (or particular series or class thereof) personally, but bind only the assets of the Trust (or particular series or class thereof), and all persons dealing with any series and/or class of shares of the Trust must look solely to the assets of the Trust belonging to such series and/or class for the enforcement of any claims against the Trust (or particular series or class thereof).

     The execution and delivery of this Agreement have been authorized by the Trustees, and this Agreement has been signed and delivered by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (or particular series or class thereof) as provided in the Trust's organizational documents.

           [The rest of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                 J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                                 J.P. MORGAN MUTUAL FUND GROUP
                                 J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                 JPMORGAN TRUST I
                                 JPMORGAN TRUST II
                                 UNDISCOVERED MANAGERS FUNDS
                               ON BEHALF OF THEMSELVES AND EACH OF THEIR FUNDS


                                 By:
                                    -----------------------------------------

                                 Title:
                                       --------------------------------------


                               ACCEPTED BY:

                                 JPMORGAN DISTRIBUTION SERVICES, INC.


                                 By:
                                    -----------------------------------------

                                 Title:
                                       --------------------------------------

                                   SCHEDULE A
                     TO THE SHAREHOLDER SERVICING AGREEMENT
                       (EFFECTIVE AS OF FEBRUARY 19, 2005)

NAME OF THE TRUST

NAME OF ENTITY                                  STATE AND FORM OF ORGANIZATION
------------------------------------------------------------------------------
J.P. Morgan Fleming Mutual Fund Group, Inc.     Maryland corporation
J.P. Morgan Mutual Fund Group                   Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust        Massachusetts business trust
JPMorgan Trust I                                Delaware statutory trust
JPMorgan Trust II                               Delaware statutory trust
Undiscovered Managers Funds                     Massachusetts business trust

                                   SCHEDULE B
                     TO THE SHAREHOLDER SERVICING AGREEMENT
                       (EFFECTIVE AS OF FEBRUARY 19, 2005)

MONEY MARKET FUNDS

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury        JPMorgan 100% U.S.
Securities Money Market Fund       Treasury Securities Money
                                   Market Fund                                Capital                         0.05%
                                                                           Institutional                      0.10%
                                                                              Agency                          0.15%
                                                                              Premier                         0.30%
                                                                              Morgan                          0.35%
                                                                              Reserve                         0.30%

JPMorgan California                JPMorgan California Tax
Municipal Money Market Fund        Free Money Market Fund                     Morgan                          0.35%
JPMorgan Federal Money             JPMorgan Federal Money
Market Fund                        Market Fund                             Institutional                      0.10%
                                                                              Agency                          0.15%
                                                                              Premier                         0.30%
                                                                              Morgan                          0.35%
                                                                              Reserve                         0.30%

JPMorgan Liquid Assets Money       One Group Prime Money
Market Fund                        Market Fund                                Capital                         0.05%
                                                                           Institutional                      0.10%
                                                                              Agency                          0.15%
                                                                              Premier                         0.30%
                                                                              Investor                        0.35%
                                                                              Morgan                          0.35%
                                                                              Reserve                         0.30%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%

JPMorgan Michigan Municipal        One Group Michigan
Money Market Fund                  Municipal Money Market
                                   Fund                                       Investor                        0.35%
                                                                              Morgan                          0.35%
                                                                              Reserve                         0.30%

JPMorgan Municipal Money           One Group Municipal Money
Market Fund                        Market Fund                             Institutional                      0.10%
                                                                              Agency                          0.15%
                                                                              Premier                         0.30%
                                                                              Morgan                          0.35%
                                                                              Reserve                         0.30%

JPMorgan New York Municipal        JPMorgan New York Tax
Money Market Fund                  Free Money Market Fund                     Morgan                          0.35%
                                                                              Reserve                         0.30%

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Ohio Municipal            One Group Ohio Municipal
Money Market Fund                  Money Market Fund                          Investor                        0.35%
                                                                              Morgan                          0.35%
                                                                              Reserve                         0.30%

JPMorgan Prime Money Market        JPMorgan Prime Money
Fund                               Market Fund                                Capital                         0.05%
                                                                           Institutional                      0.10%
                                                                              Agency                          0.15%
                                                                              Premier                         0.30%
                                                                              Morgan                          0.35%
                                                                              Reserve                         0.30%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                               Cash
                                                                            Management                        0.30%

JPMorgan Tax Free Money            JPMorgan Tax Free Money
Market Fund                        Market Fund                             Institutional                      0.10%
                                                                              Agency                          0.15%
                                                                              Premier                         0.30%
                                                                              Morgan                          0.35%
                                                                              Reserve                         0.30%

JPMorgan U.S. Government           One Group Government
Money Market Fund                  Money Market Fund                          Capital                         0.05%
                                                                           Institutional                      0.10%
                                                                              Agency                          0.15%
                                                                              Premier                         0.30%
                                                                              Morgan                          0.35%
                                                                              Reserve                         0.30%

JPMorgan U.S. Treasury Plus        One Group U.S. Treasury
Money Market Fund                  Securities Money Market
                                   Fund                                    Institutional                      0.10%
                                                                              Agency                          0.15%
                                                                              Premier                         0.30%
                                                                              Investor                        0.35%
                                                                              Morgan                          0.35%
                                                                              Reserve                         0.30%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%

EQUITY FUNDS

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Asia Equity Fund          JPMorgan Fleming Asia Equity
                                   Fund                                       Class A                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Capital Growth Fund       JPMorgan Capital Growth Fund               Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Disciplined Equity        JPMorgan Disciplined Equity
Fund                               Fund                                       Class A                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Diversified Fund          JPMorgan Diversified Fund                  Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Diversified Mid Cap       One Group Diversified Mid Cap
Fund                               Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Diversified Mid Cap
Growth Fund                        One Group Mid Cap Growth Fund              Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Diversified Mid Cap
Value Fund                         One Group Mid Cap Value Fund               Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Dynamic Small Cap Fund    JPMorgan Dynamic Small Cap
                                   Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Emerging Markets          JPMorgan Fleming Emerging
Equity Fund                        Markets Equity Fund                        Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Equity Income Fund        One Group Equity Income Fund               Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Equity Index Fund         One Group Equity Index Fund                Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Global Healthcare Fund    JPMorgan Global Healthcare
                                   Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Growth and Income Fund    JPMorgan Growth and Income
                                   Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan International Equity      JPMorgan Fleming
Fund                               International Equity Fund                  Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan International Equity      One Group International
Index Fund                         Equity Index Fund                          Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan International Growth      JPMorgan Fleming
Fund                               International Growth Fund                  Class A                         0.25%
                                                                              Class B                         0.25%

JPMorgan International             JPMorgan Fleming
Opportunities Fund                 International Opportunities
                                   Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan International Small       JPMorgan Fleming
Cap Equity Fund                    International Small Cap
                                   Equity Fund                                Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan International Value       JPMorgan Fleming
Fund                               International Value Fund                   Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Intrepid America Fund     JPMorgan Intrepid America Fund             Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Intrepid Contrarian       JPMorgan Intrepid Investor
Fund                               Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Intrepid European Fund    JPMorgan Fleming Intrepid
                                   European Fund                              Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Intrepid Growth Fund      JPMorgan Intrepid Growth Fund              Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Intrepid Value Fund       JPMorgan Intrepid Value Fund               Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Investor Balanced Fund    One Group Investor Balanced
                                   Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Investor Conservative     One Group Investor
Growth Fund                        Conservative Growth Fund                   Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Investor Growth Fund      One Group Investor Growth Fund             Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Investor                  One Group Investor Growth &
Growth & Income Fund               Income Fund                                Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Japan Fund                JPMorgan Fleming Japan Fund                Class A                         0.25%
                                                                              Class B                         0.25%

JPMorgan Large Cap Growth Fund     One Group Large Cap Growth
                                   Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Large Cap Value Fund      One Group Large Cap Value Fund             Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Market Expansion          One Group Market Expansion
Index Fund                         Index Fund                                 Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Market Neutral Fund       JPMorgan Market Neutral Fund               Class A                         0.25%
                                                                              Class B                         0.25%
                                                                           Institutional                      0.10%

JPMorgan Mid Cap Equity Fund       JPMorgan Mid Cap Equity Fund               Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Select                          0.25%

JPMorgan Mid Cap Growth Fund       JPMorgan Mid Cap Growth Fund               Class A                         0.25%
                                                                              Class B                         0.25%

JPMorgan Mid Cap Value Fund        JPMorgan Mid Cap Value Fund                Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Multi-Cap Market          One Group Market Neutral Fund              Class A                         0.25%
Neutral Fund                                                                  Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Small Cap Core Fund       JPMorgan Trust Small Cap
                                   Equity Fund                                Select                          0.25%

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Cap Equity Fund     JPMorgan Small Cap Equity Fund             Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Small Cap Growth Fund     One Group Small Cap Growth
                                   Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Small Cap Value Fund      One Group Small Cap Value Fund             Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Strategic Small Cap       One Group Strategic Small Cap
Value Fund                         Value Fund                                 Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
JPMorgan Tax Aware Disciplined     JPMorgan Tax Aware
Equity Fund                        Disciplined Equity Fund                 Institutional                      0.10%

JPMorgan Tax Aware                 JPMorgan Fleming Tax Aware
International Opportunities        International Opportunities
Fund                               Fund                                       Class A                         0.25%
                                                                           Institutional                      0.10%

JPMorgan Tax Aware Large Cap       JPMorgan Tax Aware Large Cap
Growth Fund                        Growth Fund                                Select                          0.25%

JPMorgan Tax Aware Large Cap       JPMorgan Tax Aware Large Cap
Value Fund                         Value Fund                                 Select                          0.25%

JPMorgan Tax Aware U.S. Equity     JPMorgan Tax Aware U.S.
Fund                               Equity Fund                                Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Technology Fund           One Group Technology Fund                  Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan U.S. Equity Fund          JPMorgan U.S. Equity Fund                  Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Real Estate Fund     One Group Real Estate Fund                 Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan U.S. Small Company        JPMorgan U.S. Small Company
Fund                               Fund                                       Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Value Advantage Fund      N/A                                        Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

UM Multi-Strategy Fund             UM Multi-Strategy Fund                  Institutional                      0.10%

Undiscovered Managers Small
Cap Growth Fund                    UM Small Cap Growth Fund                   Class A                         0.25%
                                                                           Institutional                      0.10%

Undiscovered Managers              Undiscovered Managers
Behavioral Growth Fund             Behavioral Growth Fund                     Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                           Institutional                      0.10%
                                                                            Investor                          0.35%
                                                                              Class

Undiscovered Managers              Undiscovered Managers
Behavioral Value Fund              Behavioral Value Fund                      Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                           Institutional                      0.10%

Undiscovered Managers REIT Fund    Undiscovered Managers REIT
                                   Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                           Institutional                      0.10%

FIXED INCOME FUNDS

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Arizona Municipal         One Group Arizona
Bond Fund                          Municipal Bond Fund                        Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                               Select                         0.25%

JPMorgan Bond Fund                 JPMorgan Bond Fund                         Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                               Select                         0.25%
                                                                           Institutional                      0.10%

JPMorgan California Tax Free       JPMorgan California Bond
Bond Fund                          Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Core Bond Fund            One Group Bond Fund                        Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Core Plus Bond Fund       One Group Income Bond
                                   Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Enhanced Income Fund      JPMorgan Enhanced Income
                                   Fund                                       Class A                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Emerging Markets          JPMorgan Fleming
Debt Fund                          Emerging Markets Debt
                                   Fund                                       Select                          0.25%

JPMorgan Global Strategic          JPMorgan Global
Income Fund                        Strategic Income Fund                      Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%
                                                                              Class M                         0.30%

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Government Bond Fund      One Group Government
                                   Bond Fund                                  Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan High Yield Bond Fund      One Group High Yield
                                   Bond Fund                                  Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Intermediate Bond         One Group Intermediate
Fund                               Bond Fund                                  Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Intermediate Tax          JPMorgan Intermediate
Free Bond Fund                     Tax Free Income Fund                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Kentucky Municipal        One Group Kentucky
Bond Fund                          Municipal Bond Fund                        Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Louisiana Municipal       One Group Louisiana
Bond Fund                          Municipal Bond Fund                        Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Michigan Municipal        One Group Michigan
Bond Fund                          Municipal Bond Fund                        Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Mortgage-Backed           One Group
Securities Fund                    Mortgage-Backed
                                   Securities Fund                            Class A                         0.25%
                                                                              Select                          0.25%

JPMorgan Municipal Income Fund     One Group Municipal
                                   Income Fund                                Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan New Jersey Tax Free       JPMorgan New Jersey Tax
Bond Fund                          Free Income Fund                           Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan New York Tax Free         JPMorgan New York
Bond Fund                          Intermediate Tax Free
                                   Income Fund                                Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Ohio Municipal Bond       One Group Ohio Municipal
Fund                               Bond Fund                                  Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Short Duration Bond       One Group Short-Term
Fund                               Bond Fund                                  Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Short Term Bond Fund      JPMorgan Short Term Bond
                                   Fund                                       Class A                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Short Term Bond           JPMorgan Short Term Bond
Fund II                            Fund II                                    Class A                         0.25%
                                                                              Select                          0.25%
                                                                              Class M                         0.25%

JPMorgan Short Term Municipal      One Group Short-Term
Bond Fund                          Municipal Bond Fund                        Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Tax Aware Enhanced        JPMorgan Tax Aware
Income Fund                        Enhanced Income Fund                       Class A                         0.25%
                                                                              Select                          0.25%
                                                                           Institutional                      0.10%

JPMorgan Tax Aware Real            JPMorgan Tax Aware Real
Income Fund                        Income Fund                                Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                           Institutional                      0.10%

JPMorgan Tax Aware                 JPMorgan Tax Aware
Short-Intermediate Income Fund     Short-Intermediate
                                   Income Fund                                Select                          0.25%
                                                                           Institutional                      0.10%

                                                                                                   SHAREHOLDER SERVICING FEE *
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                               PERCENTAGE OF THE AVERAGE DAILY NET
NAME AS OF FEBRUARY 19, 2005       FORMER NAME                              SHARE CLASS          ASSETS OF EACH CLASS OF SHARES)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Tax Free Bond Fund        One Group Tax-Free Bond
                                   Fund                                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Treasury & Agency         One Group Treasury &
Fund                               Agency Fund                                Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan Ultra Short Term          One Group Ultra
Bond Fund                          Short-Term Bond Fund                       Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

JPMorgan West Virginia             One Group West Virginia
Municipal Bond Fund                Municipal Bond Fund                        Class A                         0.25%
                                                                              Class B                         0.25%
                                                                              Class C                         0.25%
                                                                              Select                          0.25%

*    Up to 0.25% of this fee may be for the Shareholder Services described in
     Section 2.2 of this Agreement.